THE SECURITY DESCRIBED IN THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                               7 % PROMISSORY NOTE

$200,000                                                        JANUARY 29, 2004

     FOR VALUE RECEIVED, the undersigned, Sequiam Corporation (the "MAKER"), hereby promises to pay to the order of La Jolla Cove Investors, Inc., a California corporation, the holder, or its assigns (the "NOTEHOLDER"), in lawful money of the United States of America, and in immediately payable funds, the principal sum of two hundred thousand dollars ($200,000). The outstanding principal balance together with any unpaid accrued interest thereon, shall be due and payable on July 1, 2004 (the "MATURITY DATE"). Payment of all amounts due hereunder shall be made at the address of the Noteholder provided herein. The Maker further promises to pay interest at the rate of seven percent (7%) per annum ("INTEREST") on the outstanding principal balance hereof. The Maker shall make minimum monthly payments of thirty-four thousand seventeen dollars and nineteen cents ($34,017.19) on each of February 1, 2004, March 1, 2004, April 1, 2004, May 1, 2004, June 1, 2004 and July 1, 2004 (the "MINIMUM MONTHLY PAYMENTS").

     This Note has not and will not be registered under the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws, in reliance on the exemption from registration afforded by Regulation D promulgated under the Act. This Note may not be offered, sold, transferred or otherwise disposed of, unless such securities are registered under the Act, or an exemption from the registration requirements of the Act is available.

     1.     Redemption.  The  Maker may, at its option, at any time prior to the
            ----------
Maturity Date, redeem this Note, in whole or in part, at face value of the original principal amount, plus accrued and unpaid interest, if any (a "REDEMPTION AMOUNT"). Any partial redemption shall in no way release, discharge or affect the obligation of the Maker to continue to make any other payments due on the Note until this Note is paid in full.

     2.     Allocation of Payments.  Each payment received by Noteholder against
            ----------------------
this Note, including each of the Minimum Monthly Payments, any Redemption Amount and the final payment upon the Maturity Date shall be applied in the following order: (i) first, to any outstanding costs or fees accrued under Section 10 herein, (ii) then, to the payment of accrued and unpaid Interest, and (iii) then, to the payment of the outstanding principal balance.

     3.     Transferability.  This  Note  shall  be  freely  transferable by the
            ---------------
Noteholder provided such transfer is in compliance with applicable federal and state securities laws.

     4.     Default.  The  occurrence  of  any one of the following events shall
            -------
constitute  an  Event  of  Default:

     (a) the non-payment of: (i) the Minimum Monthly Payment on the date such payment is due and such failure continues for a period of ten (10) days, or
(ii) the final payment upon the Maturity Date and such failure continues for a period of ten (10) days;

     (b) the material breach of any representation or warranty, covenant or undertaking in this Note and such default continues and remains uncured for ten
(10)  days  after  written  notice  of  such  default  is  received  by  Maker;

     (c) the commencement by the Maker of any voluntary proceeding under any bankruptcy, reorganization, insolvency, receivership, dissolution, or liquidation law or statute or any jurisdiction, whether now or hereafter in effect; or the adjudication of the Maker as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Maker for, acquiescence in, or consent by the Maker to, the appointment of any receiver or trustee for the Maker or for all or a substantial part of the property of the Maker; or the assignment by the Maker for the benefit of creditors; or the written admission of the Maker of its inability to pay its debts as they mature; or

     (d) the commencement against the Maker of any proceeding relating to the Maker under any bankruptcy, reorganization, insolvency, receivership, dissolution or liquidation law or statute or any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Maker consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for sixty (60) days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Maker or for all or a substantial part of the property of the Maker, which order, judgment or decree remains undismissed for sixty (60) days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Maker.

     Upon the occurrence of any Event of Default, the Noteholder may, by written notice to the Maker (i) declare all or any portion of the unpaid principal amount due to Noteholder, together with all accrued interest thereon, immediately due and payable, and/or (ii) proceed against the Continuing Personal Guaranty from Nicholas H. VandenBrekel and Mark Mroczkowski, without waiving any rights under the terms of this Note.

     5.     Notices.  Notices  to  be  given  hereunder  shall be in writing and
            -------
shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. The address of the Maker is:

Sequiam  Corporation
300  Sunport  Lane
Orlando,  Florida  32809
Telephone:   407-541-0774
Facsimile:   407-240-1431


Maker shall give written notice of any change of address to the Noteholder. The address of the Noteholder is as set forth on the signature page to this Note, and the Noteholder shall give written notice of any change of address to the Maker.

     6.     Consent  to Jurisdiction and Service of Process.  The Maker consents
            -----------------------------------------------
to the jurisdiction of any court of the State of California and of any federal court located in the State of California. The Maker waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Noteholder may elect, by certified mail directed to the Maker at the location provided for in
Section 5 hereof, or, in the alternative, in any other form or manner permitted by law.

     7.     Governing  Law.  This  Note  shall  be governed by and construed and
            --------------
interpreted in accordance with the laws of the state of California applicable to contracts made and to be performed entirely therein, without giving effect to the rules about conflicts of law.

     8.     Conformity  with  Law.  All  agreements  between  the Noteholder and
            ---------------------
Maker are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment or acceleration of the maturity of this Note or otherwise, shall the rate of interest hereunder exceed the maximum rate permissible under applicable law. If, from any circumstances whatsoever, the rate of interest resulting from the payment and/or accrual of any amount of interest hereunder, at any time that payment of interest is due and/or at any time that interest is accrued, shall exceed the limits prescribed by such applicable law, then payment and/or accrual of such interest shall be reduced to that resulting from the maximum rate of interest permissible under such applicable law. This provision shall never be superseded or waived.

     9.     Attorneys  Fees.  In  the  event  of any action by the Noteholder of
            ---------------
this Note to enforce the terms hereof, the Maker shall be obligated to pay all of the Noteholder's reasonable attorneys' fees and costs in connection therewith.

     10.     Severability.  Every  provision  hereof  is intended to be several.
             ------------
If any provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not effect the other provisions hereof, which shall remain binding and enforceable.

     11.     Waiver.  Maker  hereby  waives  presentment,  demand,  protest  and
             ------
notices of protest, demand, dishonor and nonpayment.

     12.     Waiver  and  Amendment.  Any provision of this Note may be amended,
             ----------------------
waived or modified only upon the written consent of the parties hereto.

     13.     Successors  and Assigns.  All the terms and provisions of this Note
             -----------------------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     14.     Assignability.  Maker's  obligations  hereunder are nontransferable
             -------------
and nonassignable without the prior written consent of Noteholder.

     15.     Counterparts.  This  Note may be executed in multiple counterparts,
             ------------
each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     16.     Legal  Representation.  Maker  and  Noteholder, respectively, agree
             ---------------------
and represent that each party has been represented by such party's legal counsel with regard to all aspects of this Note, or if such party is acting without legal counsel, that such party has had adequate opportunity and has been encouraged to seek the advice of such party's legal counsel prior to the execution of this Note.

     IN WITNESS WHEREOF, the Maker has signed and sealed this Note and delivered it in the state of California as of January 29, 2004.

                                        SEQUIAM CORPORATION



                                        By:  /s/ Mark Mroczkowski
                                           --------------------------------



                                        Title:  Senior Vice President & CFO
                                              -----------------------------





NOTEHOLDER:

Name:     La Jolla Cove Investors, Inc.

Address:  7817 Herschel Avenue, Suite 200
          La Jolla, California 92037
          Telephone:     858-551-8789
          Facsimile:     858-551-8779